UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust II

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

Defiance Leveraged Long + Income MSTR ETF Tailored Shareholder Report

annual shareholder report March 31, 2026 Defiance Leveraged Long + Income MSTR ETF Ticker: MST (Listed on The Nasdaq Stock Market, LLC)

This annual shareholder report contains important information about the Defiance Leveraged Long + Income MSTR ETF (the "Fund") for the period April 1, 2025 to March 31, 2026. You can find additional information about the Fund at https://www.defianceetfs.com/mst. You can also request this information by contacting us at (833) 333-9383 or by writing to the Defiance Leveraged Long + Income MSTR ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Defiance Leveraged Long + Income MSTR ETF	$94	1.90%*

The Fund commenced operations May 1, 2025. Expenses for a full reporting period would be higher than the figures shown.

*	Costs paid as a percentage of a $10,000 investment is an annualized figure.

Cumulative Performance

(Initial Investment of $10,000)

Defiance Leveraged Long + Income MSTR ETF - $797
S&P 500® Total Return Index - $11,786
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
05/01/2025
05/31/2025
06/30/2025
07/31/2025
08/31/2025
09/30/2025
10/31/2025
11/30/2025
12/31/2025
01/31/2026
02/28/2026
03/31/2026

Annual Performance

Returns for the Period ended March 31, 2026	Since Inception 5/1/2025
Defiance Leveraged Long + Income MSTR ETF - at NAV	-92.03%
S&P 500® Total Return Index	17.86%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit https://www.defianceetfs.com/mst for more recent performance information.

How did the Fund perform last year and what influenced its performance?

During the reporting period, the Fund experienced a substantial decline in total return of approximately 90-95%, reflecting the impact of its leveraged exposure to a highly volatile underlying asset. While the Fund generated elevated levels of income through its options strategy during the reporting period, these distributions did not offset the significant capital depreciation.

Performance

The Fund seeks daily leveraged exposure (approx. 1.5x-2.0x) to the performance of MicroStrategy Incorporated (MSTR). Over the period, MSTR experienced significant volatility and multiple sharp drawdowns, including several monthly declines exceeding 30-50%, which materially impacted Fund returns. The Fund’s leverage profile contributed to performance erosion in a volatile and generally declining market environment. In addition, the Fund’s option overlay generated high levels of distributable income. However, this strategy limited upside participation during periods of market recovery, particularly in short-term rallies in MSTR. The combination of elevated volatility and a generally unfavorable trend in the underlying asset resulted in adverse path dependency, further detracting from cumulative performance over the reporting period.

Positioning

Throughout the reporting period, the Fund remained fully invested in accordance with its investment objective, maintaining consistent leveraged exposure to MSTR alongside its systematic options income strategy. The Fund is designed to deliver daily leveraged exposure, and its performance over longer holding periods can differ significantly from the stated leverage multiple, particularly in volatile markets.

Defiance Leveraged Long + Income MSTR ETF Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2026)

Fund Size (Thousands)	$19,928
Number of Holdings	10
Total Advisory Fee Paid	$591,284
Portfolio Turnover Rate	0%

What did the Fund invest in?

(as of March 31, 2026)

Security Type - Investments
(% of Net Assets)

Security Type - Other Financial Instruments
(% of Net Assets)

Percentages are stated as a percent of total net assets. Percentages for swap and futures contracts are based unrealized appreciation (depreciation). Cash and Cash Equivalents represents cash, short-term investments and other assets in excess of liabilities.

Top Holdings	(% of Net Assets)
Strategy, Inc., Expiration: 04/02/2026; Exercise Price: $85.00	11.8
United States Treasury Bills	9.9
Dreyfus Government Cash Management - Institutional Class, 3.53%	7.6
First American Government Obligations Fund - Class X, 3.58%	6.0
Strategy, Inc. Swap; Maturity Date: 09/26/2026	4.4
Strategy, Inc. Swap; Maturity Date: 09/08/2028	3.8
Strategy, Inc. Swap; Maturity Date: 01/11/2028	-1.7
Strategy, Inc., Expiration: 04/02/2026; Exercise Price: $128.00	-1.6
Strategy, Inc., Expiration: 04/02/2026; Exercise Price: $136.00	0.3

Percentages for swap contracts are based on unrealized appreciation (depreciation).

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://www.defianceetfs.com/mst.

Fund Changes

After the close of trading on The Nasdaq Stock Market, LLC on March 23, 2026, the Fund effected a 1:7 reverse split of its issued and outstanding shares.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Defiance Leveraged Long + Income MSTR ETF

	FYE 3/31/2026	FYE 3/31/2025
( a ) Audit Fees	$14,250	N/A
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,100	N/A
( d ) All Other Fees	N/A	N/A

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Cohen to the Adviser and any entities that provide ongoing services to the Funds, for engagements directed related to the Funds’ operations and financial reporting, during the Funds’ last two fiscal years.

	FYE 3/31/2026	FYE 3/31/2025
(a) Audit-Related Fees	N/A	N/A
(b) Tax Fees	$495,000	N/A
(c) All other fees	N/A	N/A

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Funds (A)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (engagements related directly to the operations and financial reporting of the Funds) (B)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (all other engagements) (C)	Total of (A), (B) and (C)
2026	$3,100	$495,000	N/A	$498,100
2025	N/A	N/A	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, David Norris, and Domenick Pugliese.

(b) Not applicable

Item 6. Investments.

(a)	Schedules of Investments are included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

March 31, 2026

Tidal Trust II
Defiance Leveraged Long + Income MSTR ETF	| MST	| The Nasdaq Stock Market, LLC

Defiance Leveraged Long + Income MSTR ETF

Schedule of Investments	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

PURCHASED OPTIONS - 12.1%(a)	Notional Amount	Contracts	Value
Call Options - 12.1%
Strategy, Inc.(b)(c)(d)
Expiration: 04/02/2026; Exercise Price: $85.00	$7,488,000	600	$2,359,500
Expiration: 04/02/2026; Exercise Price: $136.00	20,217,600	1,620	55,080
TOTAL PURCHASED OPTIONS (Cost $2,756,450)			2,414,580

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 13.6%		Shares
Dreyfus Government Cash Management - Institutional Class, 3.53%(e)(f)		1,512,868	1,512,868
First American Government Obligations Fund - Class X, 3.58%(e)		1,193,434	1,193,434
TOTAL MONEY MARKET FUNDS (Cost $2,706,302)			2,706,302

U.S. TREASURY BILLS - 9.9%		Par
3.64%, 04/23/2026(f)(g)		$780,000	778,270
4.07%, 07/09/2026(f)(g)		1,200,000	1,188,117
TOTAL U.S. TREASURY BILLS (Cost $1,965,353)			1,966,387

TOTAL INVESTMENTS - 35.6% (Cost $7,428,105)			7,087,269
Other Assets in Excess of Liabilities - 64.4%			12,840,951
TOTAL NET ASSETS - 100.0%			$19,928,220

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Exchange-traded.

(c)	100 shares per contract.

(d)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.

(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

(f)	All or a portion of the security has been pledged as collateral for written options. The fair value of securities committed as collateral as of March 31, 2026 was $3,479,244.

(g)	The rate shown is the annualized yield as of March 31, 2026.

The accompanying notes are an integral part of these financial statements.	1

Schedule of Written Options Contracts	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

WRITTEN OPTIONS - (1.6)%	Notional Amount	Contracts	Value
Call Options - (1.6)%
Strategy, Inc., Expiration: 04/02/2026; Exercise Price: $128.00(a)(b)	$(20,217,600)	(1,620)	$(311,040)
TOTAL WRITTEN OPTIONS (Premiums received $686,754)			$(311,040)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.	2

Schedule of Total Return Swap Contracts	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Strategy, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 11.00%	Monthly(a)	09/08/2028	$9,987,245	$758,559
Strategy, Inc.	Clear Street LLC	Receive	OBFR + 17.00%	Monthly(a)	01/11/2028	11,350,310	(346,150)
Strategy, Inc.	Marex Capital Markets, Inc.	Receive	OBFR + 10.00%	Monthly(b)	09/26/2026	10,645,690	877,309
Net Unrealized Appreciation (Depreciation)							$1,289,718

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2026.

OBFR - Overnight Bank Funding Rate was 3.64% as of March 31, 2026.

(a)	Financing reset of the swap is effective on the last day of each month. Equity reset of the swap is effective on termination.

(b)	Financing reset of the swap is effective on the last day of each month. Equity reset of the swap is effective on termination, but also periodically throughout the term based on predetermined notional thresholds.

The accompanying notes are an integral part of these financial statements.	3

Statement of Assets and Liabilities	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

ASSETS:
Investments, at value (Note 2)	$7,087,269
Segregated cash for total return swaps	13,295,010
Unrealized appreciation on total return swaps	1,635,868
Dividends receivable	7,340
Interest receivable	3
Other assets	2,891
Total assets	22,028,381

LIABILITIES:
Written options, at value	311,040
Payable for swap contracts	1,418,891
Unrealized depreciation on total return swaps	346,150
Payable to Adviser (Note 4)	23,800
Interest payable	280
Total liabilities	2,100,161
NET ASSETS	$19,928,220

NET ASSETS CONSISTS OF:
Paid-in capital	$48,282,028
Total distributable earnings (accumulated losses)	(28,353,808)
Total net assets	$19,928,220
Net assets	$19,928,220
Shares issued and outstanding (a)	971,400
Net asset value per share	$20.51

COST:
Investments, at cost	$7,428,105

PROCEEDS:
Written options premium received	$686,754

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.	4

Statement of Operations	Defiance Leveraged Long + Income MSTR ETF

For the Period Ended March 31, 2026(a)

INVESTMENT INCOME:
Dividend income	$158,101
Interest income	405,808
Total investment income	563,909

EXPENSES:
Investment advisory fee (Note 4)	646,403
Interest expense	361,660
Total expenses	1,008,063
Expense reimbursement by Adviser (Note 4)	(55,119)
Net expenses	952,944
NET INVESTMENT LOSS	(389,035)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(46,973,171)
Written options	27,192,301
Securities sold short	140,250
Swap contracts	(103,626,661)
Net realized gain (loss)	(123,267,281)
Net change in unrealized appreciation (depreciation) on:
Investments	(340,836)
Written options	375,714
Swap contracts	1,289,718
Net change in unrealized appreciation (depreciation)	1,324,596
Net realized and unrealized gain (loss)	(121,942,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(122,331,720)

(a)	Inception date of the Fund was May 1, 2025.

The accompanying notes are an integral part of these financial statements.	5

Statement of Changes in Net Assets	Defiance Leveraged Long + Income MSTR ETF

	Period ended March 31, 2026(a)
OPERATIONS:
Net investment income (loss)	$(389,035)
Net realized gain (loss)	(123,267,281)
Net change in unrealized appreciation (depreciation)	1,324,596
Net increase (decrease) in net assets from operations	(122,331,720)

DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital	(41,888,117)
Total distributions to shareholders	(41,888,117)

CAPITAL TRANSACTIONS:
Shares sold	242,494,533
Shares redeemed	(58,346,476)
Net increase (decrease) in net assets from capital transactions	184,148,057

NET INCREASE (DECREASE) IN NET ASSETS	19,928,220

NET ASSETS:
Beginning of the period	–
End of the period	$19,928,220

SHARES TRANSACTIONS
Shares sold	26,100,001
Shares redeemed	(9,700,047)
Reverse stock splits	(15,428,554	)(b)
Total increase (decrease) in shares outstanding	971,400

(a)	Inception date of the Fund was May 1, 2025.

(b)	Share amounts for the Fund have been adjusted for a 1 for 4 reverse stock split effective on December 08, 2025 and a 1 for 7 reverse stock split effective on March 23, 2026. (Note 8).

The accompanying notes are an integral part of these financial statements.	6

Financial Highlights	Defiance Leveraged Long + Income MSTR ETF

For a share outstanding throughout the period presented

Period ended March 31, 2026(a)(g)
PER SHARE DATA:

Net asset value, beginning of period	$560.00

INVESTMENT OPERATIONS:
Net investment loss(b)	(1.01)
Net realized and unrealized gain (loss) on investments(c)	(376.48)
Total from investment operations	(377.49)

LESS DISTRIBUTIONS FROM:
Return of capital	(162.00)
Total distributions	(162.00)

Net asset value, end of period	$20.51

TOTAL RETURN(d)	-92.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,928
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(e)	2.01%
After expense reimbursement/recoupment(e)	1.90%
Ratio of interest expense to average net assets(e)	0.72%
Ratio of operational expenses to average net assets excluding interest expense(e)	1.18%
Ratio of net investment income (loss) to average net assets(e)	(0.78)%
Portfolio turnover rate(d)(f)	–%

(a)	Inception date of the Fund was May 1, 2025.

(b)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in-kind transactions, if any.

(g)	During the period ended March 31, 2026, the Fund effected the following reverse stock splits: December 08, 2025, 1 for 4 and March 23, 2026, 1 for 7. All per share information has been adjusted to reflect the reverse stock splits. See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	7

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

NOTE 1 – ORGANIZATION

The Defiance Leveraged Long + Income MSTR ETF (the “Fund”) is a non-diversified series of Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open -end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on May 1, 2025.

The Fund’s primary investment objective is to seek long-term capital appreciation, with a secondary objective to seek current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (“The NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on The NASDAQ, The NASDAQ Official Closing Price will be used. If there is no such reported sale on an exchange or The NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the Investment Company Act of 1940.

Debt securities are valued by using an evaluated mean of the bid and ask prices provided by independent pricing agents. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Swap contract terms are agreed among the counterparty and the Adviser. Total return swap contracts are valued using the closing price of the underlying reference asset, which may include individual stocks, baskets of securities, market indices, exchange-traded funds, or other instruments that the contract is tracking.

Options contracts are valued using the mean/mid of quoted bid and ask spread prices, as provided by independent pricing vendors.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:

Purchased Options	$–	$2,414,580	$–	$2,414,580
Money Market Funds	2,706,302	–	–	2,706,302
U.S. Treasury Bills	–	1,966,387	–	1,966,387
Total Investments	$2,706,302	$4,380,967	$–	$7,087,269

Other Financial Instruments:
Total Return Swaps (a)	$–	$1,635,868	$–	$1,635,868
Total Other Financial Instruments	$–	$1,635,868	$–	$1,635,868

Liabilities:
Investments:

Written Options	$–	$(311,040)	$–	$(311,040)
Total Investments	$–	$(311,040)	$–	$(311,040)

Other Financial Instruments:
Total Return Swaps (a)	$–	$(346,150)	$–	$(346,150)
Total Other Financial Instruments	$–	$(346,150)	$–	$(346,150)

(a) The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

B. Derivative Instruments. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that they intend to buy with the goal of limiting the risk of a substantial increase in its market price before the purchase is affected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. Put options may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option.

The Fund may enter into total return swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Fund to the counterparty. The net amount of the excess, if any, of the Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps. By virtue of the Fund’s investments in option contracts, equity ETFs and equity indices, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

For the period ended March 31, 2026, the Fund’s monthly average notional value is described below:

Average
Instrument	Notional Value

Purchased Options	$76,691,102
Written Options	(55,439,342)
Total Return Swaps	89,445,340

Statement of Assets and Liabilities

Fair value of derivative instruments as of March 31, 2026:

Asset Derivatives		Liability Derivatives

Instrument	Balance Sheet	Instrument	Balance Sheet
Purchased Options	Investments, at value	Written Options	Written option contracts, at value

Equity Risk	$2,414,580	Equity Risk	$311,040
Swap Contracts	Unrealized appreciation for swap contracts	Swap Contracts	Unrealized depreciation for swap contracts

Equity Risk	$1,635,868	Equity Risk	$346,150

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2026:

Instrument:	Location:	Instrument:	Location:
Purchased Options	Net realized gain (loss) from investments	Purchased Options	Net change in unrealized appreciation (depreciation) on investments
Equity Risk	$(46,942,242)	Equity Risk	$(341,869)
Written Options	Net realized gain (loss) from written options	Written Options	Net change in unrealized appreciation (depreciation) on written options
Equity Risk	27,192,301	Equity Risk	375,714
Swap Contracts	Net realized gain (loss) from swap contracts	Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts
Equity Risk	(103,626,661)	Equity Risk	1,289,718

The total return swap contracts are subject to master netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the Schedule of Total Return Swap Contracts are gross settlement amounts.

Under the master netting agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master netting agreements with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of master netting agreements.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Fund as of March 31, 2026.

Description	Counterparty	Investment Type	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged (Received)	Net Amount
Assets	Cantor Fitzgerald & Co.	Total Return Swap Contracts	$758,559	$-	$758,559	$-	$-	$758,559
	Marex Capital Markets, Inc.	Total Return Swap Contracts	$877,309	$-	$877,309	$-	$-	$877,309
Liabilities	Clear Street LLC	Total Return Swap Contracts	$(346,150)	$-	$(346,150)	$-	$346,150	$-

C. Federal Income Taxes. The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if a Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

As of March 31, 2026, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

D.  Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per Share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for the Fund, rounded to the nearest cent. The Fund’s Shares will not be priced on the days on which The NASDAQ is closed for trading.

H. Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

J. Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. The Fund whose use of derivatives is more than a limited specified exposure amount is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund implemented a Rule 18f -4 Derivative Risk Management Program that complies with Rule 18f-4.

K.   Short Sales. The Fund may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short has appreciated in value, thus resulting in a loss to the Fund. A gain on a short sale is limited to the price at which a Fund sold the security short and a loss, unlimited in size, will be recognized upon the termination of the short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than they had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its positions in a permissible manner. The Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. Interest income is accrued on cash proceeds held at the broker for short sales. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short will be borne by the shareholders of the Fund.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

L. Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. These differences are primarily due to adjustments for net operating losses and swap reclassifications. For the period ended March 31, 2026, the following table shows the reclassification made:

Total Distributable
Earnings/
Paid-In Capital	(Accumulated Losses)
$(93,977,912)	$93,977,912

NOTE 3 – PRINCIPAL INVESTMENT RISKS

MSTR Risk. The Fund invests in swap contracts and options that are based on the share price of Strategy, Inc. (“MSTR” or the “Underlying Security”). This subjects the Fund to the risk that MSTR’s share price decreases. If the share price of MSTR decreases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. Therefore, as a result of the Fund’s exposure to the value of MSTR, the Fund may also be subject to the following risks:

Indirect Investment in MSTR Risk. MSTR is not affiliated with the Trust, the Fund, the Adviser or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence management of MSTR but will be exposed to the performance of MSTR (the underlying stock). Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stock but will be subject to declines in the performance of the underlying stock.

MSTR Trading Risk. The trading price of MSTR may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of MSTR may be traded by short sellers which may put pressure on the supply and demand for the common stock of MSTR, further influencing volatility in its market price. Public perception and other factors outside of the control of MSTR may additionally impact MSTR’s share price due to MSTR garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Moreover, stockholder litigation like this has been filed against MSTR in the past. While MSTR continues to defend such actions, any judgment against MSTR, or any future stockholder litigation could result in substantial costs and a diversion of the management of MSTR’s attention and resources. If MSTR trading is halted, trading in Shares of the Fund may be impacted, either temporarily or indefinitely.

MSTR Performance Risk. MSTR may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of MSTR to decline. MSTR provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance MSTR provides may not ultimately be accurate and has in the past been inaccurate in certain respects, such as the timing of new product manufacturing ramps. The guidance is based on certain assumptions such as those relating to global and local economic conditions, anticipated production and sales volumes (which generally are not linear throughout a given period), average sales prices, supplier and commodity costs, and planned cost reductions. If MSTR’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by MSTR could decline significantly.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Bitcoin Risk. While the Fund will not directly invest in digital assets, it will be subject to the risks associated with bitcoin by virtue of its investments in options contracts that reference MSTR. Investing in bitcoin exposes investors (such as MSTR and, in turn, MSTR shareholders) to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments.

Blockchain Risk. Companies involved in the crypto asset industry are subject to the risks associated with blockchain technology, the occurrence of which could negatively impact the value of such companies. These risks include (i) the risk that the integrity and viability of the consensus mechanism of the blockchain fails; (ii) the risk that the blockchain’s capacity to execute and settle transactions in a timely and predictable manner is compromised; (iii) the open source nature of blockchain technology which makes it vulnerable to being “forked” by users and miners/validators (i.e., creation of a new competing blockchain when a significant portion of the miners/validators adopts updates to the existing blockchain protocol); and (iv) development of so-called Layer 2 networks, including the “Lightning Network,” which are separate blockchains built on top of “Layer 1” blockchains, like the Bitcoin Blockchain, for the purpose of augmenting the throughput of the Layer 1blockchain. Layer 2 blockchains are a relatively new and still developing technology and include certain risks, such as the potential for hacks, bugs or failures.

Derivatives Risks. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets or index, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to an Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If an Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Underlying Security later reverses all or a portion of its movement.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Securities through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of an Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

Leverage Risk. As part of the Fund’s principal investment strategy, the Fund will make investments in swap contracts and options. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the Underlying Securities, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements. Investing in leveraged Underlying ETFs may amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying reference asset during the same period of time. Leveraged ETFs, like non-leveraged ETFs, subject the Fund to additional fees which can negatively impact performance.

Concentration Risk. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will have economic exposure that is concentrated to the industries, if any, assigned to MSTR. As a result, the Fund may be more susceptible to loss due to adverse occurrences that affect the price of such industries more than the market as a whole.

Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. The Fund is subject to the above principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Investment Risks.”

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities and financial instruments for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, for its services, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund at the annualized rate of 1.29%. The Adviser has contractually agreed to waive its Investment Advisory Fee to 1.18% until at least August 31, 2026 (the "Fee Waiver Agreement"). The purpose of the waiver is to seek to waive an amount approximately equal to Acquired Fund Fees and Expenses (“AFFE”) incurred through the Fund’s investments in underlying ETFs. However, it is possible, on an annual basis, the waiver will not precisely match the amount of AFFE generated by the underlying ETFs over the same period. The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Investment Advisory Fees are not able to be recouped by the Adviser under the Fee Waiver Agreement. Out of the Investment Advisory Fees, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, litigation expenses, other non-routine or extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Investment Advisory Fees payable to the Adviser. The Investment Advisory Fees incurred are calculated daily and paid monthly to the Adviser. Investment Advisory Fees for the period ended March 31, 2026 are disclosed in the Statement of Operations. The Adviser has entered into an agreement with Defiance ETFs, LLC ("Defiance") under which Defiance assumes the obligations of the Adviser to pay all or a portion of expenses of the Fund, except Excluded Expenses (such expenses of the Fund, except Excluded Expenses, the "Unitary Expenses"). For assuming the payment obligations of the Fund, the Adviser has agreed to pay Defiance a corresponding share of the profits, if any, generated by the Fund's unitary fee less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by Defiance include fees charged by Tidal (defined below) which is an affiliate of the Adviser. Although Defiance has agreed to be responsible for all or a portion of the Unitary Expenses of the Fund, the Adviser retains the ultimate obligation to the Fund to pay such expenses.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative, compliance and management services (other than investment advisory services) for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative, management (other than investment advisory services) and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Shares.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of their average daily net assets each year to pay distribution fees for the sale and distribution of its Shares. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NOTE 5 – SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund's investment activities are managed by the Principal Financial Officer, which serves as the Chief Operating Decision Maker. The Principal Financial Officer is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period for the Fund.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on their investment portfolios. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2026, there were no purchases or sales or maturities of securities, excluding short-term investments, U.S. government securities, options contracts, swap transactions, and in-kind transactions.

For the period ended March 31, 2026, there were no purchases or sales of long-term U.S. government securities.

For the period ended March 31, 2026, there were no in-kind transactions associated with creations or redemptions.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal period ended March 31, 2026 were as follows:

Distributions paid from:	March 31, 2026
Return of Capital	41,888,117

As of the fiscal period ended March 31, 2026, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Investments, at cost	$6,741,351

Gross tax unrealized appreciation	2,354,286

Gross tax unrealized depreciation	(1,029,690)

Net tax unrealized appreciation (depreciation)	1,324,596

Undistributed ordinary income (loss)	—

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

Undistributed long-term capital gain (loss)	—

Other accumulated gain (loss)	(29,678,404)

Total distributable earnings (accumulated losses)	$(28,353,808)

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund's next taxable year.

As of the fiscal period ended March 31, 2026, the Fund did not elect to defer any post-October losses or late-year losses.

As of the fiscal period ended March 31, 2026, the Fund did not have long-term capital loss carryovers and had $29,678,404 of short-term capital loss carryovers, which do not expire.

NOTE 8 – REVERSE STOCK SPLIT

During the period ended March 31 2026, the shares of the Fund were adjusted to reflect two reverse stock splits. The effect of the reverse stock splits were to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate NAV. All historical per share information has been retroactively adjusted to reflect the reverse stock splits. Set forth below are details regarding the reverse stock splits effected on December 8, 2025 and March 23, 2026:

				Shares	Shares
		Net Asset Value	Net Asset Value	Outstanding	Outstanding
Date	Rate	Before Split	After Split	Before Split	After Split
12/08/2025	1 for 4	$2.09	$9.13	12,400,000	3,100,000
03/23/2026	1 for 7	$3.45	$24.92	7,149,980	1,021,426

NOTE 9 – SHARES TRANSACTIONS

Shares of the Fund are listed and traded on The NASDAQ. Market prices for the Shares may be different from their NAV. The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of Shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Fund have equal rights and privileges.

Notes to the Financial Statements	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm	Defiance Leveraged Long + Income MSTR ETF

To the Shareholders of Defiance Leveraged Long + Income MSTR ETF and

Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, written option contracts, and total return swap contracts, of Defiance Leveraged Long + Income MSTR ETF (the “Fund”), a series of Tidal Trust II, as of March 31, 2026, the related statements of operations and changes in net assets and the financial highlights for the period from May 1, 2025 (commencement of operations) to March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Tidal Investments LLC investment companies since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 29, 2026

Additional Information (Unaudited)	Defiance Leveraged Long + Income MSTR ETF

March 31, 2026

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended March 31, 2026, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income were as follows:

Defiance Leveraged Long + Income MSTR ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended March 31, 2026, were as follows:

Defiance Leveraged Long + Income MSTR ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the fiscal period ended March 31, 2026, were as follows:

Defiance Leveraged Long + Income MSTR ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Funds’ accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Funds, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	June 8, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	June 8, 2026

  * Print the name and title of each signing officer under his or her signature.